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                                                                   EXHIBIT 10.59

                          PLEDGE AND SECURITY AGREEMENT


        THIS PLEDGE AND SECURITY AGREEMENT (this "Agreement"), dated as of January 16, 2002, is made by SPACELABS INTERNATIONAL, INC., a Delaware corporation (the "Pledgor"), in favor of BANK OF AMERICA, N.A., a national banking association ("Lender").

                                    RECITALS

        A. The Pledgor is a Subsidiary of the Borrowers that are parties to that certain Credit Agreement, dated as of January 16, 2002, by and among Spacelabs Medical Inc., a Delaware corporation, Spacelabs Medical, Inc., a California corporation, Spacelabs Burdick, Inc., Vita-Stat Medical Services, Inc., Lifeclinic Medical Data Corporation, and Lifeclinic.com Corporation (the "Borrowers") and the Lender (as amended, restated, modified, renewed, supplemented or extended from time to time, the "Credit Agreement").

        B. It is a condition precedent to Lender's obligation to make its initial Loan under the Credit Agreement that the Pledgor enter into this Agreement and grant to the Lender the security interests hereinafter provided to secure the obligations of the Borrowers described below.

        NOW, THEREFORE, to induce the Lender to make Loans under the Credit Agreement, and in consideration of such extensions of credit as the Lender may hereafter make to the Borrowers, the Pledgor, intending to be legally bound hereby, covenants and agrees as follows:

        SECTION 1. Definitions; Interpretations.

            (a) Terms Defined in Credit Agreement. Except as set forth in subsection (c) hereof, all capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Credit Agreement.

            (b) Certain Defined Terms. As used in this Agreement, the following terms have the following meanings:

        "Book-Entry Shares" means any Pledged Shares evidenced or represented by a book-entry on the books of a Clearing Corporation.

        "Clearing Corporation" means a "clearing corporation", as defined in
Section 62A.8-102(1) of the UCC, at which the Lender and the Pledgor each maintains a securities account.

        "Commission" has the meaning specified in subsection 11(b)(i).

        "Indemnified Liabilities" has the meaning specified in subsection 16(b).

        "Indemnified Person" has the meaning specified in subsection 16(b).

        "Pledged Collateral" has the meaning specified in Section 2.

        "Pledged Shares" means all shares of capital stock or other equity securities referred to in subsections (a) and (b) of Section 2.


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        "Secured Obligations" means all advances, debts, liabilities, obligations, covenants and duties arising under the Credit Agreement, this Agreement and any other Loan Document owing by the Borrowers to the Lender, whether for principal, interest, costs, fees, expenses, indemnities or otherwise, whether now existing or hereafter arising, whether direct or indirect (including those acquired by assignment), and whether due or to become due, absolute or contingent, liquidated or unliquidated, determined or undetermined.

        "Securities Act" has the meaning specified in subsection 11(b)(i).

        "UCC" means the Uniform Commercial Code, as in effect from time to time, of the State of Washington or of any other state the laws of which are required as a result thereof to be applied in connection with the issue of perfection of security interests; provided, that to the extent that the UCC is used to define any term herein or in any other documents and such term is defined differently in different Articles or Divisions of the UCC, the definition of such term contained in Article or Division 9 shall govern.

            (c) Terms Defined in UCC. Notwithstanding subsection (a) hereof, where applicable and except as otherwise defined herein, terms used in this Agreement shall have the meanings assigned to them in the UCC.

            (d) Interpretation. The rules of interpretation and other definitional provisions set forth in Annex A of the Credit Agreement shall be applicable to this Agreement and are incorporated herein by this reference.

        SECTION 2. Pledge. As security for the payment, in full in cash when due, whether at stated maturity, by acceleration or otherwise, and performance of the Secured Obligations, the Pledgor hereby pledges, assigns, transfers, hypothecates and sets over to the Lender and grants to the Lender a security interest in all of the Pledgor's right, title and interest in, to and under the following, whether now existing or owned or hereafter acquired or arising (collectively, the "Pledged Collateral"):

            (a) 66 2/3% of the voting shares and all of the non-voting shares of capital stock of the following companies (the "Pledged Subsidiaries") that Pledgor is described as owning on the attached Schedule 1, including, without limitation, any such securities that are Book-Entry Shares;

                (i) Spacelabs Medical Products Pty. Ltd., a corporation formed under the laws of Australia;

                (ii) Spacelabs Medical Ltd., a corporation formed under the laws of the United Kingdom;

                (iii) Spacelabs Medical SARL, a corporation formed under the laws of France;

                (iv) Spacelabs Medical S.r.l., a corporation formed under the laws of Italy; and

                (v) Spacelabs Medical GmbH, a corporation formed under the laws of Germany.



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            (b) 66 2/3% of the voting shares and all of the non-voting shares of capital stock or other equity securities of the Pledged Subsidiaries hereafter acquired, received or owned by the Pledgor (whether in connection with any recapitalization, reclassification or reorganization of the capital of the Pledged Subsidiaries or otherwise), including, without limitation, any such securities that are Book-Entry Shares;

            (c) all certificates, instruments or other writings representing or evidencing the Pledged Shares (other than any Book-Entry Shares or any other Pledged Shares that constitute part of a fungible bulk of securities in the possession of a Clearing Corporation);

            (d) all warrants, options and other rights entitling the Pledgor to acquire any interest in any Pledged Shares;

            (e) all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed or distributable in respect of or in exchange for any or all of the Pledged Shares; and

            (f) all cash and non-cash proceeds of the foregoing.

        SECTION 3. Delivery or Transfer of Pledged Collateral.

            (a) All original certificates, instruments or other writings representing or evidencing the Pledged Shares (other than certificated securities that constitute part of a fungible bulk of securities in the possession of a Clearing Corporation) owned by the Pledgor as of the date of this Agreement shall be delivered to the Lender concurrently with the execution and delivery of this Agreement, and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Lender.

            (b) In the event that any Pledged Shares are Book-Entry Shares which are registered in the name of a Clearing Corporation, concurrently with the execution and delivery of this Agreement, the Pledgor shall cause such Clearing Corporation to make appropriate entries on its books, indicating that such Book-Entry Shares are to be held as collateral for the benefit of Lender.

            (c) In the event that any Pledged Shares are certificated securities that constitute part of a fungible bulk of securities in the custody of a Clearing Corporation and are registered in such Clearing Corporation's name, concurrently with the execution and delivery of this Agreement, the Pledgor shall cause such Clearing Corporation to make appropriate entries on its books indicating such Pledged Shares are to be held as collateral for the benefit of the Lender.

            (d) Upon obtaining any Pledged Shares hereafter, the Pledgor agrees that it will deliver such additional Pledged Shares to the Lender or otherwise cause such Clearing Corporation to hold such additional Pledged Shares in the manner described in subsection (a), (b) or (c) above, as applicable.

            (e) In connection with a transfer or assignment pursuant to Section
11.2 of the Credit Agreement, the Lender shall have the right to transfer to or to register in its name or the name of any of its nominees any or all of the Pledged Shares, subject to the provisions of Section 7(a). In addition, the Lender shall have the right at any time to exchange certificates, instruments or other writings representing or evidencing Pledged Shares for certificates, instruments or other writings of smaller or larger denominations. As soon as practicable after the purchase or receipt by the Pledgor of any Book-Entry



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Shares, the Pledgor shall cause the issuer thereof to issue stock certificates with respect to such shares and shall, immediately upon receipt thereof, deliver such certificates to the Lender in accordance with this Section.

        SECTION 4. Representations and Warranties. The Pledgor represents and warrants to the Lender that:

            (a) The Pledgor is the record legal and beneficial owner of the Pledged Collateral including, without limitation, 66 2/3% of the voting and all of the non-voting shares of capital stock of the Pledged Subsidiaries that Pledgor is described as owning on the attached Schedule 1.

            (b) No other Person, except the Lender pursuant to this Agreement, has any right, title, claim or interest (by way of Lien, purchase option or otherwise) in or against or to the Pledged Collateral.

            (c) The pledge of the Pledged Collateral pursuant to this Agreement creates in favor of the Lender a legally valid, binding and enforceable, first priority perfected, security interest in the Pledged Collateral, securing the payment of the Secured Obligations.

            (d) All Pledged Shares have been duly authorized, validly issued and fully paid and are non-assessable.

            (e) The Pledgor (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; (ii) has the power and authority and all governmental licenses, authorizations, consents and approvals to own its assets, carry on its business and to execute, deliver, and perform its obligations under this Agreement; (iii) is duly qualified as a foreign corporation and is licensed and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification or license, except where the failure to so qualify would not have a Material Adverse Effect; and (iv) is in compliance in all material respects with all Requirements of Law of any Governmental Authority having jurisdiction over it and its business (including the Federal Fair Labor Standards Act), except such as may be contested in good faith, as to which a bona fide dispute may exist or which could not reasonably be expected to have a Material Adverse Effect.

            (f) The execution, delivery and performance by the Pledgor of this Agreement have been duly authorized by all necessary corporate action and do not and will not (i) contravene the terms of any of the Pledgor's Organization Documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, any indenture, agreement, lease, instrument, contractual obligation, injunction, order, decree or undertaking to which the Pledgor is a party, or (iii) violate any Requirement of Law.

            (g) No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Pledgor of this Agreement, the exercise by the Lender of the voting or other rights provided for in this Agreement, or the remedies in respect of the Pledged Collateral pursuant to this Agreement, except as may be required in connection with the disposition of the Pledged Shares by laws affecting the offering and sale of securities generally.


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            (h) The Pledgor has full power, authority and legal right to pledge the Pledged Collateral pursuant to this Agreement. There are and will be no restrictions on the transferability of any Pledged Collateral transferred or delivered by the Pledgor hereunder to the Lender or with respect to the foreclosure, transfer or disposition thereof by the Lender.

            (i) The Pledgor has delivered to the Lender all Pledged Shares or otherwise caused the Clearing Corporation to hold such Pledged Shares pursuant to Sections 3(a), 3(b) or 3(c), as applicable.

            (j) All Pledged Shares are (i) certificated securities represented or evidenced by certificates, instruments or other writings, the originals of which are in the possession of the Pledgor (prior to delivery to the Lender hereunder), (ii) certificated securities that constitute part of a fungible bulk of securities in the custody of a Clearing Corporation and registered in such Clearing Corporation's name, or (iii) uncertificated securities that are Book-Entry Shares registered in the name of a Clearing Corporation.

            (k) Set forth on Schedule 1 attached hereto is a true, complete and accurate list of all Pledged Shares owned by Pledgor as of the date of this Agreement. The shares of capital stock of the Pledged Subsidiaries not owned by Pledgor as of the date of this Agreement are owned by such Persons and in such number of shares as are described on Schedule 1. All the information set forth on Schedule 1 attached hereto is true, complete and accurate.

            (l) None of the Pledged Shares constitutes Margin Stock.

            (m) No options, warrants, calls, commitments or other rights to acquire, sell or issue any shares of capital stock of the Pledged Subsidiaries whether upon conversion, exercise or exchange of other securities or otherwise, are outstanding and no proxies, voting trusts or other agreements or understandings exist with respect to the voting of such capital stock. Neither Pledgor nor and of the Pledged Subsidiaries is a party to any stockholder or similar agreement with respect to the Pledged Collateral.

            (n) (i) It will derive substantial and direct benefits from the transactions contemplated by this Agreement and the other Loan Documents;

               (ii) It would not be able on its own to obtain financing on terms as favorable as those set forth in the Credit Agreement;

               (iii) It has received, will receive, or has the right to receive consideration that is the reasonable equivalent of the obligations and liability that it has incurred to the Lender under the terms of this Agreement;

               (iv) It is not insolvent as defined in Section 101 of the
            Bankruptcy Code or any applicable Debtor Relief Law, nor, after giving effect to the consummation of the transactions contemplated by this Agreement will it be rendered insolvent by its execution and delivery to the Lender of this Agreement;

               (v) It is not engaged or about to be engaged in any business or transaction for which the assets retained by it will be unreasonably small capital, taking into consideration its obligations to the Lender under this Agreement; and


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               (vi) It does not intend to, or believe that it will, incur debts beyond its ability to pay them as they mature.

        The foregoing representations and warranties shall survive the execution and delivery of this Agreement and shall be deemed restated automatically at each such time as any additional Pledged Collateral is delivered hereunder to the Lender.

        SECTION 5. Covenants. So long as any of the Secured Obligations remain unsatisfied or Lender shall have any Commitment, the Pledgor agrees that:

            (a) Without limiting the scope or effect of any representation or warranty made or deemed made by the Pledgor hereunder, the Pledgor, for itself and its successors and assigns, does hereby irrevocably waive and release all preemptive, first-refusal and other similar rights, if any, of the Pledgor to purchase any or all of the Pledged Shares upon any sale thereof by the Lender pursuant to the terms of this Agreement, whether such right to purchase arises under any of the Pledgor's Organization Documents, by agreement, by operation of law or otherwise.

            (b) The Pledgor warrants and covenants to defend the Lender's security interest in and to the Pledged Collateral against the claims and demands of all other Persons, and to appear in and defend any action, suit or proceeding which may affect its title to, or the Lender's security interest in, the Pledged Collateral.

            (c) The Pledgor agrees that it will not (i) sell, assign, transfer, surrender or otherwise dispose of, or grant any option, warrant or other right or interest with respect to, any of the Pledged Collateral, (ii) create or permit to exist any Lien upon or with respect to any of the Pledged Collateral, except for the Lien created by this Agreement, or (iii) enter into any shareholder agreement, voting agreement, voting trust, irrevocable proxies or any other similar agreement or instrument with respect to any Pledged Collateral.

            (d) The Pledgor shall, immediately upon its acquisition (directly or indirectly) of any Pledged Shares hereafter, deliver such Pledged Shares to the Lender or otherwise cause the Clearing Corporation to hold such Pledged Shares in accordance with Sections 3(a), (b) or (c), as applicable. The Pledgor shall not cause or permit any issuer of Pledged Shares to issue in favor of any Person other than the Pledgor or the Clearing Corporation any shares of capital stock or other equity securities.

            (e) The Pledgor shall pay promptly when due all taxes and other governmental charges, all Liens and all other charges now or hereafter imposed upon, relating to or affecting any Collateral.

            (f) The Pledgor will deliver promptly to the Lender all reports and notices received by the Pledgor in respect of any Collateral.

        SECTION 6. Further Assurances. The Pledgor agrees that at any time and from time to time, at its own cost and expense, it will promptly procure, execute and deliver all further instruments, documents and agreements, and take all further action, that may be necessary or desirable, or that the Lender may request, in order to establish, maintain, preserve, protect and perfect the Pledged Collateral, any security interest granted or purported to be granted hereby and the priority of such security interest, or to enable the Lender to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral. Without limiting the generality of the foregoing, the Pledgor further agrees that it shall, concurrently with the execution of this Agreement and at any time and from time to time thereafter (a)


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procure, execute and deliver to the Lender all stock powers, endorsements, assignments and other instruments of transfer reasonably requested by the Lender, (b) deliver to the Lender immediately upon receipt the originals of all Pledged Shares and all certificates, instruments and other writings evidencing the Pledged Collateral, and (c) cause the Lien of the Lender to be recorded or registered in the books of any Clearing Corporation requested by the Lender.

        SECTION 7. Voting Rights; Dividends.

            (a) So long as no Default or Event of Default shall exist and be continuing or result and continue therefrom (and, in the case of clause (i) below, so long as written notice has not been given by the Lender to the Pledgor):

                (i) The Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Shares or any part thereof for any purpose not in violation of the terms of this Agreement or the Credit Agreement.

                (ii) The Pledgor shall be entitled to receive and retain any and all dividends or distributions paid in respect of the Pledged Shares, in compliance with the terms of the Credit Agreement, except the following:

                  (A) dividends paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Shares;

                  (B) dividends and other distributions paid or payable in cash in respect of any Pledged Shares in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus; and

                  (C) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Shares;

            all of which shall be, and all of which shall be forthwith delivered to the Lender to hold as, Pledged Collateral and shall, if received by the Pledgor, be received in trust for the benefit of the Lender, be segregated from the other property or funds of the Borrowers, and be forthwith delivered to the Lender as Pledged Collateral in the same form as so received (with any necessary endorsement and indemnity).

            (b) Upon the occurrence and during the continuance of a Default or an Event of Default:

                (i) All rights of the Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 7(a)(i) above shall cease upon written notice thereof from the Lender, and all such rights shall thereupon become vested in the Lender, who shall thereupon have the sole right to exercise such voting and other consensual rights.


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                (ii) All rights of the Pledgor to receive the dividends or distributions which it would otherwise be authorized to receive and retain pursuant to Section 7(a)(ii) above shall cease, and all such rights shall thereupon become vested in the Lender, who shall thereupon have the sole right to receive and hold as Pledged Collateral such dividends.

                (iii) All dividends or distributions which are received by the
            Pledgor contrary to the provisions of paragraph (ii) of this Section 7(b) shall be received in trust for the benefit of the Lender, shall be segregated from other funds of the Borrowers and shall be forthwith paid over to the Lender as Pledged Collateral in the same form as so received (with any necessary endorsement or indemnity).

            (c) In order to permit the Lender to exercise the voting and other rights which it may be entitled to exercise pursuant to Section 7(b)(i) above, and to receive all dividends and distributions which it may be entitled to receive under Section 7(b)(ii) above, the Pledgor shall, if necessary, upon written notice of the Lender, from time to time execute and deliver to the Lender appropriate proxies, dividend payment orders and other instruments as the Lender may reasonably request.

        SECTION 8. Authorization; Appointed Attorney-in-Fact. After the occurrence and during the continuation of a Default or an Event of Default, the Lender shall have the right to, in the name of the Pledgor, or in the name of the Lender, or otherwise, without notice to or assent by the Pledgor, and the Pledgor hereby constitutes and appoints the Lender (and any of the Lender's officers, employees or agents designated by the Lender) as the Pledgor's true and lawful attorney-in-fact, with full power and authority to take any action and execute any and all endorsements, assignments, documents or instruments which the Lender may reasonably deem necessary or desirable to accomplish the purposes of this Agreement, including, without limitation, (a) to receive, endorse and collect all instruments made payable to the Pledgor representing any dividend, interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same, (b) to perfect or continue perfected, maintain the priority of or provide notice of the Lender's security interest in the Pledged Collateral, or (c) to maintain, protect, sell, assign, convey or otherwise transfer title in or dispose of the Pledged Collateral. The foregoing power of attorney is coupled with an interest and irrevocable so long as any Commitment shall be in effect or the Secured Obligations have not been paid and performed in full.

        SECTION 9. Lender Performance of Pledgor's Obligations. Upon the occurrence and during the continuation of an Event of Default, the Lender may perform or pay any obligation which the Pledgor has agreed to perform or pay under or in connection with this Agreement, and the Pledgor shall reimburse the Lender on demand for any amounts paid by the Lender pursuant to Section 16(a).

        SECTION 10. No Responsibility for Certain Actions. Notwithstanding any provision contained in this Agreement, the Lender shall have no responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not the Lender has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve any rights against any parties with respect to any Pledged Collateral. The Lender shall have no duty with respect to the custody, safekeeping and physical preservation of the Pledged Collateral in its possession other than as set forth in Section 62A.9A-207 of the UCC.

        SECTION 11. Remedies in General. Upon the occurrence and during the continuance of an Event of Default:


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            (a) The Lender may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it under the Credit Agreement or any other Loan Document, all the rights and remedies of a secured party under the UCC and other applicable laws and the Lender may also, without notice except as specified below, sell the Pledged Shares or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Lender's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Lender may deem commercially reasonable. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Lender shall not be obligated to make any sale of Pledged Shares regardless of notice of sale having been given. The Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Pledgor hereby waives any claims against the Lender arising by reason of the fact that the price at which any Pledged Shares may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Lender accepts the first offer received and does not offer such Pledged Shares to more than one offeree.

            (b) The Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, the Lender may be compelled, with respect to any sale of all or any part of the Pledged Shares, to limit purchasers to those who will agree, among other things, to acquire such securities for their own account, for investment, and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such sale may result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions and notwithstanding such circumstances, agrees that any such sale shall be deemed to have been made in a commercially reasonable manner. The Lender shall be under no obligation to delay the sale of any of the Pledged Shares for the period of time necessary to permit the Pledgor to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if the Pledgor would agree to do so.

            (c) If the Lender determines to exercise its right to sell any or all of the Pledged Shares, upon written request, the Pledgor shall, from time to time, furnish to the Lender all such information as the Lender may reasonably request in order to determine the number of shares and other instruments included in the Pledged Shares which may be sold by the Lender as exempt transactions under the Securities Act of 1933, as from time to time amended, and rules of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

            (d) Any and all reasonable expenses which may be charged to or for the account of Lender, including accounting fees, Attorney Costs, reasonable costs of sale or transfer shall be reimbursed by or charged to the Pledgor pursuant to Section 16(a).

            (e) Any cash held by the Lender as Pledged Collateral and all cash proceeds received by the Lender in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Shares shall be applied by the Lender as follows:

        First, to the payment of the reasonable costs and expenses of such sale, including all reasonable expenses (including, without limitation, Attorney Costs), liabilities and advances made or incurred by the Lender in connection therewith;


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        Next, to the Lender in respect of all reasonable fees (including, without limitation, Attorney Costs), expenses and indemnities then due the Lender under this Agreement, the Credit Agreement or any of the other Loan Documents;

        Next, to the Lender based on the then outstanding principal amount of the Secured Obligations, for application against interest then due in respect of the Secured Obligations;

        Next, to the Lender based on the then outstanding principal amounts of the Secured Obligations, for application against the Secured Obligations (other than interest then due in respect thereof) until the Secured Obligations have been paid in full; and

        Finally, after payment in full in cash of all Secured Obligations and the termination of the Commitment, to the payment to the Pledgor, or its successors or assigns, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

        SECTION 12. Notices. All notices or other communications hereunder shall be given in the manner as specified, and shall be effective as provided, in the Credit Agreement, to the following addresses:

        To the Pledgor:                     Spacelabs International, Inc.
                                            c/o Spacelabs Medical, Inc.
                                            15520 NE 40th Street
                                            Redmond, WA  98073
                                            Attention:  James A. Richman
                                            Telecopy No. (425) 702-2310

        with copies to:                            Spacelabs Medical, Inc.
                                            15520 N.E. 40th Street
                                            Redmond, Washington  98073
                                            Attention:  Eugene DeFelice
                                            Telecopy No. (425) 883-7091

                                            King and Spalding
                                            191 Peachtree Street
                                            Atlanta, Georgia  30303
                                            Attention:  Hector Llorens
                                            Telecopy No. (404) 572-5149

        To the Lender:                      Bank of America, N.A.
                                            55 South Lake, Suite 900
                                            Pasadena, California  91101
                                            Attention:  Michael R. Williamson
                                            Telecopy No. (626) 578-6069

                                            Graham & Dunn PC
                                            1420 Fifth Avenue, 33rd Floor
                                            Seattle, Washington  98101
                                            Attention:  Mark A. Finkelstein
                                            Telecopy No. (206) 340-9599

        SECTION 13. Amendments; Waivers. No amendment or waiver of any provision of this Agreement, nor consent to any departure by the Pledgor herefrom, shall in any event be effective unless the same shall be made as provided in the Credit Agreement. No failure on the part of the Lender to exercise, and no delay in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. Unless otherwise specified in any such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

        SECTION 14. Cumulative Remedies. The rights, powers and remedies of the Lender under this Agreement are cumulative and shall be in addition to all rights, powers and remedies available to the Lender pursuant to the Credit Agreement, the other Loan Documents and at law or in equity, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing the Lender's rights hereunder.

        SECTION 15. Certain Waivers. The Pledgor waives, to the fullest extent permitted by law, any right to require the Lender (i) to proceed against any Person, (ii) to exhaust any other collateral or security for any of the Secured Obligations, (iii) to pursue any remedy in the Lender's power, or (iv) to make or give any presentments, demands for performance, notices of nonperformance, protests, notices of protests or notices of dishonor in connection with any of the Pledged Collateral.

        SECTION 16. Costs and Expenses; Indemnification; Other Charges.

            (a) Costs and Expenses. The Pledgor agrees to pay on demand:

                (i) the reasonable out-of-pocket costs and expenses of the
            Lender and any of its Affiliates, and the Lender's Attorney Costs, in connection with the negotiation, preparation, execution, delivery and administration of this Agreement, and any amendments, modifications or waivers of the terms thereof, and the custody of the Pledged Collateral; and

                (ii) all reasonable costs and expenses of the Lender and its
            Affiliates, including Attorney Costs, in connection with the enforcement or attempted enforcement of, and preservation of any rights or interests under, this Agreement, including in any out-of-court workout or other refinancing or restructuring or in any bankruptcy case, and the custody or preservation, protection, sale or collection of, or other realization upon, any of the Pledged Collateral, including all reasonable expenses of taking, collecting, holding, sorting, handling, preparing for sale, selling, or the like, and other such reasonable expenses of sales and collections of Pledged Collateral, and any and all reasonable losses, costs and expenses sustained by the Lender as a result of any failure by the Pledgor to perform or observe its obligations contained herein.

            (b) Indemnification. In addition to the agreement to indemnify contained in Section 11(f), the Pledgor hereby agrees to indemnify the Lender, any Affiliate of Lender, and Lender's directors, officers, employees, agents, counsel and other advisors (each an "Indemnified Person") against, and hold each of them harmless from, any and all liabilities, obligations, losses, claims, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including Attorney Costs, to an Indemnified Person, which may be imposed on, incurred by, or asserted against any Indemnified Person, in any way relating to or arising out of this Agreement or the transactions contemplated hereby or any action taken or omitted to be taken by it hereunder (the "Indemnified Liabilities"); provided that the Pledgor shall not be liable to any Indemnified Person for any portion of such Indemnified Liabilities to the extent they are found by a final decision of a court of competent jurisdiction to have resulted from such Indemnified Person's gross negligence or willful misconduct. If and to the extent that the foregoing indemnification is for any reason held unenforceable, the Pledgor agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

            (c) Other Charges. The Pledgor agrees to indemnify the Lender against and hold it harmless from any and all present and future stamp, transfer, documentary and other such taxes, levies, fees, assessments and other charges made by any jurisdiction by reason of the execution, delivery, performance and enforcement of this Agreement.

            (d) Interest. Any amounts payable to the Lender under this Section or otherwise under this Agreement if not paid upon demand shall bear interest from the date of such demand until paid in full, at the rate of interest applicable under the Credit Agreement.

        SECTION 17. Binding Effect; Transferability; No Third-Party Beneficiaries. This Agreement shall be binding upon, inure to the benefit of and be enforceable by the Pledgor and the Lender and their respective successors and assigns, provided, however, that, except as expressly permitted in the Credit Agreement, the Pledgor may not assign any of its rights hereunder or interests herein without the written consent of the Lender. The Pledgor acknowledges that upon any assignment or other transfer by the Lender of any of the Secured Obligations in connection with a sale or transfer pursuant to Section 11.2 of the Credit Agreement, the Lender may transfer its interest herein to the assignee, transferee, or successor who shall thereupon become vested with all the rights, remedies, powers, security interests and liens herein granted to the Lender, subject, however, to the restrictions contained herein. No Persons other than the Pledgor, the Lender, and the assignees of the Lender are intended to be benefited hereby or shall have any-rights hereunder, as third-party beneficiaries or otherwise.

        SECTION 18. Governing Law; Choice of Forum; Service of Process.

            (a) THIS PLEDGE AND SECURITY AGREEMENT SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAWS PROVISIONS PROVIDED THAT PERFECTION ISSUES WITH RESPECT TO ARTICLE 9 OF THE UCC MAY GIVE EFFECT TO APPLICABLE CHOICE OR CONFLICT OF LAW RULES SET FORTH IN ARTICLE 9 OF THE UCC) OF THE STATE OF WASHINGTON; PROVIDED THAT THE LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

            (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS PLEDGE AND SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF WASHINGTON OR OF THE UNITED STATES OF AMERICA LOCATED IN KING COUNTY, WASHINGTON, AND BY EXECUTION AND DELIVERY OF THIS PLEDGE AND SECURITY AGREEMENT, EACH OF THE PLEDGORS AND THE LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE PLEDGORS AND THE LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH COURTS IN RESPECT OF THIS PLEDGE AND SECURITY AGREEMENT OR ANY

DOCUMENT RELATED HERETO. NOTWITHSTANDING THE FOREGOING: (1) THE LENDER SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST THE PLEDGORS OR THEIR PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION THE LENDER DEEMS NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR OTHER SECURITY FOR THE OBLIGATIONS AND (2) EACH OF THE PARTIES HERETO ACKNOWLEDGES THAT ANY APPEALS FROM THE COURTS DESCRIBED IN THE IMMEDIATELY PRECEDING SENTENCE MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE THOSE JURISDICTIONS.

            THE PLEDGORS HEREBY WAIVE PERSONAL SERVICE OF ANY AND ALL PROCESS UPON THEM AND CONSENT THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO THE PLEDGORS AT THEIR ADDRESSES SET FORTH IN SECTION 12.8 AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE
(5) DAYS AFTER THE SAME SHALL HAVE BEEN SO DEPOSITED IN THE U.S. MAIL POSTAGE PREPAID. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF THE LENDER TO SERVE LEGAL PROCESS BY ANY OTHER MANNER PERMITTED BY LAW.

        SECTION 19. Waiver of Jury Trial. PLEDGORS AND THE LENDER EACH IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS PLEDGE AND SECURITY AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY LENDER-RELATED PERSON OR PARTICIPANT, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE PLEDGORS AND THE LENDER EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THE CREDIT AGREEMENT, THIS PLEDGE AND SECURITY AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THE CREDIT AGREEMENT, THIS PLEDGE AND SECURITY AGREEMENT AND THE OTHER LOAN DOCUMENTS.

        SECTION 20. Entire Agreement. This Agreement contains the entire agreement of the parties with respect to the subject matter hereof.

        SECTION 21. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Agreement shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Agreement, or the validity or effectiveness of such provision in any other jurisdiction.

        SECTION 22. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

        SECTION 23. Incorporation of Provisions of the Credit Agreement. To the extent the Credit Agreement contains provisions of general applicability to the Loan Documents, such provisions are incorporated herein by this reference.

        SECTION 24. No Inconsistent Requirements. The Pledgor acknowledges that this Agreement and the other Loan Documents may contain covenants and other terms and provisions variously stated regarding the same or similar matters, and agrees that to the extent permitted by law, all such covenants, terms and provisions are cumulative and all shall be performed and satisfied in accordance with their respective terms. In the event any covenant, term or provision herein contradicts any covenant, term or provision of the Credit Agreement, the terms of the Credit Agreement shall control.

        SECTION 25. Continuing Security Interest; Termination. This Agreement shall create a continuing security interest in the Pledged Collateral and shall apply to all past, present and future Secured Obligations, including Secured Obligations that arise under transactions that continue any Secured Obligation, increase or decrease any Secured Obligation, or from time to time create new Secured Obligations after all or any prior Secured Obligations have been satisfied. Upon termination of the Commitment of the Lender under the Loan Documents and the payment and performance in full of all Secured Obligations, the security interests granted under this Agreement shall terminate and the Lender shall return, at the Pledgor's expense, all the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof. Notwithstanding the foregoing, the obligations of the Pledgor under Sections 11(f) and 16 shall survive such termination.

        IN WITNESS WHEREOF, the Pledgor has executed this Agreement as of the day and year first above written.

                                    PLEDGOR:

                                    SPACELABS INTERNATIONAL, INC.,
                                    a Delaware corporation


                                    By:
                                       -----------------------------------------
                                       Its:
                                           -------------------------------------
Accepted:

BANK OF AMERICA, N.A., as Lender


By:
   --------------------------------
Title:
      -----------------------------

                                   SCHEDULE 1

                                       TO

                          PLEDGE AND SECURITY AGREEMENT


                                                                                     SHARES                             SHARES OWNED
                                                         SHARES         SHARES      OWNED BY          OTHER               BY OTHER
      PLEDGED SUBSIDIARY             CLASS OF STOCK      ISSUED      OUTSTANDING    PLEDGOR         SHAREHOLDER          SHAREHOLDER
-----------------------------        --------------     ---------    -----------   ---------      --------------         -----------
Spacelabs Medical Products              Common       1,500,100     1,500,100    1,500,099
 Pty. Ltd. (Australia)               Preferred           1,995         1,995        1,995    Spacelabs Medical, Inc. (CA)      1

Spacelabs Medical Ltd. (UK)             Common       1,250,000     1,250,000    1,249,999    Spacelabs Medical, Inc. (CA)      1

Spacelabs Medical SARL (France)         Common         194,300       194,300      194,297    Spacelabs Medical, Inc. (CA)      3

Spacelabs Medical SmbH                     N/A        EU25,600      EU25,600     EU25,600

Spacelabs Medical S.r.l. (Italy)        Common           2,000         2,000        1,980    Spacelabs Medical, Inc. (CA)     20



                                      A-1